SCHEDULE 14A

(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

INTERNATIONAL BARRIER TECHNOLOGY INC.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 6, 2013

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars.

GENERAL

The enclosed proxy is solicited by the Board of Directors of International Barrier Technology Inc., a British Columbia corporation (the "Company"), for use at the Annual General Meeting of Shareholders (the “Meeting”) of the Company to be held at 10:00 a.m. Vancouver Time on December 6, 2013, at Suite 1200 - 750 West Pender Street, Vancouver, British Columbia V6C 2T8, and at any adjournment or postponement thereof.

Our principal corporate office is located at 3223 West 37th Avenue, Vancouver, British Columbia. This Proxy Statement and the accompanying proxy card are being mailed to our shareholders on or about November 8, 2013.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners. The total cost of proxy solicitation, including legal fees and expenses incurred in connection with the preparation of this Proxy Statement and Information Circular, is estimated to be $8,000.

APPOINTMENT OF PROXYHOLDER

The persons named as proxy holder in the accompanying form of proxy were designated by the management of the Company ("Management Proxy holder"). A shareholder desiring to appoint some other person ("Alternate Proxy holder") to represent him at the Meeting may do so by inserting such other person's name in the space indicated or by completing another proper form of proxy. A person appointed as proxy holder need not be a shareholder of the Company. All completed proxy forms must be deposited with Computershare Investor Services Inc. not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, before the time of the Meeting or any adjournment of it unless the chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

EXERCISE OF DISCRETION BY PROXYHOLDER

The proxy holder will vote for or against or withhold from voting the shares, as directed by a shareholder on the proxy, on any ballot that may be called for. In the absence of any such direction, the Management Proxy holder will vote in favour of matters described in the proxy. In the absence of any direction as to how to vote the shares, an Alternate Proxy holder has discretion to vote them as he or she chooses.

The enclosed form of proxy confers discretionary authority upon the proxy holder with respect to amendments or variations to matters identified in the attached Notice of Meeting and other matters which may properly come before the Meeting. At present, Management of the Company knows of no such amendments, variations or other matters.

PROXY VOTING

Registered Shareholders

If you are a Registered Shareholder you may wish to vote by proxy whether or not you are able to attend the Meeting in person. Registered Shareholders electing to submit a proxy may do so by completing the enclosed form of proxy (the “Proxy”) and returning it to the Company’s transfer agent, Computershare, in accordance with the instructions on the Proxy.

In all cases you should ensure that the Proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Meeting or the adjournment thereof at which the Proxy is to be used.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold Shares in their own name. Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of Shares).

If Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Shares will not be registered in the shareholder's name on the records of the Company. Such Shares will more likely be registered under the names of the shareholder's broker or an agent of that broker. In the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of shareholders' meetings. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

If you are a Beneficial Shareholder:

You should carefully follow the instructions of your broker or intermediary in order to ensure that your shares are voted at the Meeting.

The form of proxy supplied to you by your broker will be similar to the Proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote on your behalf. Most brokers now delegate responsibility for obtaining instructions from clients to Broadridge Investor Communication Solutions ("Broadridge") in the United States and in Canada. Broadridge mails a voting instruction form in lieu of a Proxy provided by the Company. The voting instruction form will name the same persons as the Company's Proxy to represent you at the Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than the persons designated in the voting instruction form, to represent you at the Meeting. To exercise this right, you should insert the name of the desired representative in the blank space provided in the voting instruction form. The completed voting instruction form must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge 's instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting. If you receive a voting instruction form from Broadridge, you cannot use it to vote Shares directly at the Meeting - the voting instruction form must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Meeting in order to have the Shares voted.

Although as a Beneficial Shareholder you may not be recognized directly at the Meeting for the purposes of voting Shares registered in the name of your broker, you, or a person designated by you, may attend at the Meeting as proxy holder for your broker and vote your Shares in that capacity. If you wish to attend at the Meeting and indirectly vote your Shares as proxy holder for your broker, or have a person designated by you do so, you should enter your own name, or the name of the person you wish to designate, in the blank space on the voting instruction form provided to you and return the same to your broker in accordance with the instructions provided by such broker, well in advance of the Meeting.

Alternatively, you can request in writing that your broker send you a legal proxy which would enable you, or a person designated by you, to attend at the Meeting and vote your Shares.

REVOCATION OF PROXIES

In addition to revocation in any other manner permitted by law, a registered shareholder who has given a proxy may revoke it by:

(a)

Executing a proxy bearing a later date or by executing a valid notice of revocation, either of the foregoing to be executed by the registered shareholder or the registered shareholder’s authorized attorney in writing, or, if the shareholder is a corporation, under its corporate seal by an officer or attorney duly authorized, and by delivering the proxy bearing a later date to Computershare Investor Services Inc. at any time up to and including the last business day that precedes the day of the Meeting or, if the Meeting is adjourned, the last business day that precedes any reconvening thereof, or to the chairman of the Meeting on the day of the Meeting or any reconvening thereof, or in any other manner provided by law, or

(b)

Personally attending the meeting and voting the registered shareholders’ shares.

A revocation of a proxy will not affect a matter on which a vote is taken before the revocation.

Only registered shareholders have the right to revoke a Proxy. Non-Registered Holders who wish to change their vote must, at least seven days before the Meeting, arrange for their respective Intermediaries to revoke the Proxy on their behalf.

VOTING PROCEDURE

A quorum for the transaction of business at the Meeting is at least one person who is a shareholder, or who is otherwise permitted to vote shares of the Company at a meeting of shareholders, present in person or by proxy.  Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of directors.

Except for the election of directors, all of the other matters that will come to a vote at the Meeting as described in the Notice of Meeting are ordinary resolutions and can be passed by a simple majority.  The nominees for election as directors at the Meeting will be elected by a plurality of the votes cast at the Meeting, such that the number of positions on the Board (as set at the Meeting) will be filled by the nominees with the most votes.  Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" fixing the number of directors at three, “FOR” the election of each of the nominees to the board of directors named on the following page, "FOR" the ratification of the appointment of BDO Dunwoody LLP, Chartered Accountants, as the independent auditors of the Company for the year ended June 30, 2014, and the authorization of the Directors to fix the remuneration of the auditors, “FOR” the authorization and annual approval of the Company’s Stock Option Plan, “FOR” the resolution approving the compensation awarded by the Company to the named executive officers, and “FOR” the resolution approving the frequency of holding votes to approve the compensation awarded by the Company to the named executive officers.  It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES AND SECURITIES HELD BY DIRECTORS AND EXECUTIVE OFFICERS

On October 28, 2013 (the “Record Date”) there were 44,454,926 shares of the Company’s common stock (the "Common Stock") issued and outstanding, each share carrying the right to one vote. Only holders of Common Stock of record as at the close of business on the Record Date will be entitled to vote in person or by proxy at the Meeting or any adjournment thereof.

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of October 28, 2013 by

(i)

each person or entity known by the Company to beneficially own more than 5% of the Common Stock;

(ii)

each Director of the Company;

(iii)

each of the named Executive Officers of the Company; and

(iv)

all Directors and Executive Officers as a group.

Except as noted in the following table, the Company believes that beneficial owners of the Common Stock listed below have sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner	Number of Shares(1)	% of Total Issued(2)
Carl Marks Group New York, USA	6,515,695(3)	14.6%
Michael D. Huddy Orono, Minnesota, USA	2,690,050(4)	5.9%
David J. Corcoran Vancouver, BC, Canada	2,285,685(5)	5.1%
Victor A. Yates Delta, BC, Canada	1,429,772(6)	3.2%
Melissa McElwee St. Joseph, Minnesota, USA	552,150(7)	1.2%
All Directors and Executive Officers as a Group	6,957,657	15.2%

(1)

Based upon information furnished to the Company by either the Directors, Executive Officers or beneficial holders, or obtained from the stock transfer agent of the Company, or obtained from insider reports.

(2)

Based upon a total of 44,454,926 shares of Common Stock issued and outstanding, including in each case any stock underlying immediately exercisable warrants and stock options granted to each person listed.

(3)

Carl Marks IB LLC, Carl Marks & Co. Inc., and Martin Lizt are collectively deemed to be a “Group” within the meaning of section 13(g)(3) of the Securities Exchange Act of 1934, as amended.  Carl Marks IB LLC is a partnership of Carl Marks & Co. LP and Martin Lizt.  Andrew M. Boas and Robert Speer of New York, Limited Partners in Carl Marks & Co. LP, exercise direction/control over Carl Marks IB LLC.  Carl Marks & Co. LP is a limited partnership of 18 partners. Carolyn Marks Blackwood and Linda Marks Katz are the two greater than 10% holders of the partnership.  In addition, Martin Lizt has 250,000 shares reserved for immediate issuance on exercise of options.

(4)

Includes 1,000,000 shares reserved for immediate issuance on exercise of options.

(5)

331,398 of these securities are held directly by David J. Corcoran and 954,287 of these securities are held by Corcoran Enterprises Ltd., a private company owned by David J. Corcoran.  Also includes 1,000,000 shares reserved for immediate issuance on exercise of options.

(6)

These securities are held by Continental Appraisals Ltd., a private company owned by Victor A. Yates.  Also includes 1,000,000 shares reserved for immediate issuance on exercise of options.

(7)

Includes 500,000 shares reserved for immediate issuance on exercise of options.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no Person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

PROPOSAL 1

NUMBER OF DIRECTORS

The Board of Directors proposes to fix the number of Directors of the Company at three.  Under British Columbia corporate legislation, a public company is required to have a minimum of three directors. In addition, a public company is required to have an audit committee that must be composed of at least three members. Each audit committee member must be financially literate and the majority must be independent directors. Accordingly, the Company has determined that fixing the number of directors at three is required to meet these requirements.  The Company’s articles permit the number of directors to be set by ordinary resolution of shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" SETTING THE NUMBER OF DIRECTORS AT THREE.

PROPOSAL 2

ELECTION OF DIRECTORS

The Board of Directors has proposed that the following three nominees be elected as Directors at the Meeting, each of whom will hold office until the expiration of their term or until his or her successor shall have been duly appointed or elected and qualified: Michael D. Huddy, David J. Corcoran, and Victor A. Yates.

Unless otherwise instructed, it is the intention of the persons named as proxies on the accompanying proxy card to vote shares represented by properly executed proxies for the election of such nominees. Although the Board of Directors anticipates that the three nominees will be available to serve as Directors of the Company, if any of them should be unwilling or unable to serve, it is intended that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE.

The following table sets out the names of the nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position with the Company	Director Since	# Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Direction is Exercised[1]	Principal Occupation[2]
MICHAEL D. HUDDY[3] President, CEO, Director Orona, Minnesota, USA	July 25, 1994	2,690,050(5)	President of International Barrier Technology Inc. and Barrier Technology Corporation. Barrier develops, manufactures, and markets proprietary fire-resistant technology.
DAVID J. CORCORAN[3][4] Director Vancouver, BC, Canada	July 10, 1986	2,285,685(6)	Company administrator; President and Owner of Corcoran Enterprises Ltd., which is a holding company and formerly a CA practice.
VICTOR A. YATES[3][4] Director Delta, BC, Canada	November 6, 1987	1,429,772(7)	President and Owner of Continental Appraisals Ltd., which is a company focused in real estate, construction of multi-family and commercial developments.

[1]

Based upon information furnished to the Company by either the directors and executive officers or obtained from the stock transfer agent of the Company.

[2]

Unless otherwise stated above, any nominees named above not elected at the last annual general meeting have held the principal occupation or employment indicated for at least five years.

[3]

Member of Audit Committee.

[4]

Member of Compensation Committee.

[5]

Includes 1,000,000 shares reserved for immediate issuance on exercise of options.

[6]

331,398 of these securities are held directly by David J. Corcoran and 954,287 of these securities are held by Corcoran Enterprises Ltd., a private company owned by David J. Corcoran.  Also includes 1,000,000 shares reserved for immediate issuance on exercise of options.

[7]

These securities are held by Continental Appraisals Ltd., a private company owned by Victor A. Yates.  Also includes 1,000,000 shares reserved for immediate issuance on exercise of options.

Michael D. Huddy has been the President of the Company for 18 years.  The Board believes that Dr. Huddy’s expertise and experience make him a valuable member to the Board.

David J. Corcoran has been a director of the Company for over 25 years.  Mr. Corcoran is the President and owner of Corcoran Enterprises Ltd.  The Board believes that Mr. Corcoran’s expertise and experience make him a valuable member to the Board.

Victor A. Yates has been a director of the Company for 25 years and has extensive knowledge of the Company’s business and operations. Mr. Yates’ experience and his independence from management make him a valuable member of the Board.

LEGAL PROCEEDINGS, CEASE TRADE ORDERS AND BANKRUPTCY

As of the date of this Proxy Statement, no director or executive officer of the Company and no shareholder holding more than 5% of any class of voting securities in the Company, or any associate of any such director, officer or shareholder is a party adverse to the Company or any of our subsidiaries or has an interest adverse to the Company or any of our subsidiaries.

No director or executive officer of the Company is, as at the date of this Proxy Statement, or was within 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company(including the Company), that:

(a)

was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued while the director or executive officer was acting in the capacity as director, chief executive officer or chief financial officer; or

(b)

was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days, that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer.

No director or executive officer of the Company, and no shareholder holding a sufficient number of securities of the Company to affect materially the control of the Company:

(a)

is, as at the date of this Proxy Statement, or has been within the 10 years before the date of this Proxy Statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(b)

has, within 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the director, executive officer or shareholder;

(c)

has, within 10 years before the date of this Proxy Statement, been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(d)

has, within 10 years before the date of this Proxy Statement, been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization(as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26)), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C.1(a)(29)), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

No director or executive officer of the Company, and no shareholder holding a sufficient number of securities of the Company to affect materially the control of the Company has been subject to:

(a)

any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or

(b)

any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable investor in making an investment decision.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s Directors, executive officers and persons who own more than 10% of a registered class of the Company’s securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

To the Company’s knowledge, based solely on a review of the copies of Forms 3 and 4, as amended furnished to it during its most recent fiscal year, and Form 5, as amended, furnished to it with respect to such year, the Company believes that during the year ended June 30, 2012, its Directors, executive officers and greater than 10% shareholders complied with all Section 16(a) filing requirements of the Securities Exchange Act of 1934.

DIRECTORS AND EXECUTIVE OFFICERS

Directors and Executive Officers of the Company are each elected and appointed, respectively, for the ensuing year.  The following table contains information regarding the members of the Board of Directors and the Executive Officers of the Company as of the Record Date, and the nominees as Directors of the Company:

Name	Age	Position	Position Held Since
Michael D. Huddy	60	President, Chief Executive Officer, Director	July 25, 1994
David J. Corcoran	65	Director	July 10, 1986
Victor A. Yates	67	Director	November 6, 1987
Melissa McElwee	40	Chief Financial Officer	November 30, 2012
Lindsay B. Nauen	60	Corporate Secretary	December 12, 2003

Melissa McElwee, Chief Financial Officer, joined Barrier in 2003 as the Financial Services Manager for the USA operations where she was responsible for accounting, internal sales, and human resources.  She is the General Operations Manager for Barrier.  Ms. McElwee is responsible for customer relations, financial management, and production management for the company.  She has a strong background in communication, financial analysis, and management.

Lindsay B. Nauen, Corporate Secretary, is the owner of Nauen Mobile Accounting which provides accounting, bookkeeping and business consulting services to small businesses.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the existing Directors or Executive Officers of the Company.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the fiscal year ended June 30, 2013, the Board of Directors held 7 Directors’ Meeting.  All other matters which required Board approval were consented to in writing by all of the Company’s Directors.

The attendance record for each director of the Company during the fiscal year ended June 30, 2013 was as follows:

Name of Director	Meetings Attended
Michael D. Huddy	7 of 7
David J. Corcoran	7 of 7
Victor A. Yates	7 of 7
Craig Roberts[1]	2 of 7

[1] Craig Roberts resigned from the Board of Directors during the past fiscal year.

Directors are encouraged to attend annual meetings of our stockholders.  Three directors physically attended the November 2012 annual shareholders meeting.

Audit Committee

National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”) requires the Company, as a venture issuer, to disclose annually in its Information Circular certain information concerning the constitution of its Audit Committee and its relationship with its independent auditor, as set forth in the following.

Composition of the Audit Committee

The Company’s Audit Committee is comprised of three directors:  David J. Corcoran, Victor A. Yates and Michael D. Huddy.  As defined in NI 52-110, Mr. Corcoran  and Mr. Yates are both “independent”.  Also as defined in NI 52-110, all of the Audit Committee members are “financially literate”.

Relevant Education and Experience

David J. Corcoran – Mr. Corcoran is a Chartered Accountant and holds a Bachelor of Commerce degree from the University of British Columbia.  Mr. Corcoran founded Corcoran and Company, Chartered Accountants of Vancouver, British Columbia, and from 1979 to 1990 his firm secured a wide variety of business clients whom he advised regarding their management and business planning. This experience has provided Mr. Corcoran with an understanding of the accounting principles used by the Company to prepare its financial statements.  Mr. Corcoran’s experience also allows him to analyze or evaluate the Company’s financial statements.

Victor A. Yates – Mr. Yates is a self-employed businessman involved in real estate, construction of multi-family and commercial developments. He holds a degree in Real Estate Appraisal and is a Licensed Real Estate Agent. In 1981, he was one of the founding directors of Hycroft Resources Inc., a gold producing company on the Toronto Stock Exchange. His 25 years of experience in operating a variety of business ventures brings to the Board an entrepreneurial, construction, and financial perspective.  This experience and educational background has provided Mr. Yates with an understanding of the accounting principles used by the Company to prepare its financial statements.  Mr. Yates’ experience also allows him to analyze or evaluate the Company’s financial statements.

Michael D. Huddy – Dr. Huddy has been the President of the Company for 18 years. Dr. Huddy’s experience allows him to analyze or evaluate the Company’s financial statements.

The Audit Committee’s Charter

The Company has adopted a Charter of the Audit Committee of the Board of Directors, which is attached as Schedule “B” to this Information Circular.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Company’s Board of Directors has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the effective date of NI 52-110, the Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110.  Section 2.4 provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided.  Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110, in whole or in part.

Pre-Approval Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services.  Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company’s Board of Directors, and where applicable the Audit Committee, on a case-by-case basis.

External Auditor Service Fees

In the following table, “audit fees” are fees billed by the Company’s external auditor for services provided in auditing the Company’s annual financial statements for the subject year.  “Audit-related fees” are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.  “Tax fees” are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning.  “All other fees” are fees billed by the auditor for products and services not included in the foregoing categories.

The fees paid by the Company to its auditor in each of the last two fiscal years, by category, are as follows:

Financial Year Ending	Audit Fees	Audit-Related Fees	Tax Fees	Other Fees
June 30, 2012	$80,884	Nil	$6,200	Nil
June 30, 2013	$64,905	Nil	Nil	Nil

Exemption

The Company is relying on the exemption provided by section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

Pre-Approved Services

100% of the services provided by the auditor were pre-approved by the Audit Committee.

Audit Committee Report

In the course of providing its oversight responsibilities regarding the financial statements for the year ended June 30, 2013, the Audit Committee reviewed the audited financial statements which appear in the Company’s Annual Report to shareholders on Form 10-K, with management and the Company’s independent auditors. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement on Auditing Standards 61, as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

During the fiscal year ended June 30, 2013, the Audit Committee held 12 meetings. The Audit Committee meets with the independent auditors to discuss their audit plans, scope and timing on a regular basis, with or without management present. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with the audit committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Annual Report to shareholders on Form 10-K for the year ended June 30, 2013. The Audit Committee and the Board have also recommended the selection of BDO Canada LLP as independent auditors for the Company for the fiscal year ending June 30, 2014.

Submitted by the Audit Committee Members

David J. Corcoran

Victor A. Yates

Michael D. Huddy

Compensation Committee

For the ensuing year, the Board of Directors appointed David Corcoran and Victor Yates to the Compensation Committee and Martin Lizt as advisor to the Compensation Committee. David Corcoran was formerly the Chief Financial Officer of the Company.  The Compensation Committee reviews and approves the compensation of the Company’s officers, reviews and administers the Company’s stock option plans for employees and makes recommendations to the board of directors regarding such matters. The Compensation Committee does not have a charter.

The Compensation Committee is responsible for the compensation of the Company’s executive officers and to administer all incentive compensation plans and equity-based plans of the Company, including the plans under which Company securities may be acquired by directors, executive officers, employees and consultants.  During the fiscal year ended June 30, 2013, the Compensation Committee held one meeting.

Nominating Committee

No Nominating Committee has been appointed. Nominations of directors are made by the Board of Directors. The Directors are of the view that the present management structure does not warrant the appointment of a Nominating Committee.

Shareholder Communications

Shareholders may send communications to the Board of Directors at the Company’s head office.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth all compensation paid or earned for services rendered to the Company in all capacities during the most recent three fiscal years ended June 30 by the Company’s Chief Executive Officer (“CEO”) and Chief Financial Officer (“CFO”) and each executive officer who earned over C$150,000 in total salary and bonus during the three most recently completed financial years (collectively “Named Executive Officers”), for services rendered to the Company.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)[1]	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael D. Huddy President & CEO	2013	$120,000	Nil	Nil	Nil	Nil	Nil	Nil	$120,000
	2012	$126,865	Nil	Nil	$31,500	Nil	Nil	Nil	$158,365
	2011	$120,250	Nil	Nil	Nil	Nil	Nil	Nil	$120,250
David J. Corcoran Former CFO	2013	$12,500	Nil	Nil	Nil	Nil	Nil	Nil	$12,500
	2012	$50,000	Nil	Nil	$31,500	Nil	Nil	Nil	$81,500
	2011	$50,000	Nil	Nil	Nil	Nil	Nil	Nil	$50,000
Melissa McElwee CFO	2013	$41,115	Nil	Nil	Nil	Nil	Nil	Nil	$41,115

[1]  The determination of the value of option awards is based upon the Black-Scholes Option pricing model, details and assumptions of which are set out in Note 10 to the Company’s consolidated financial statements for the fiscal year ended June 30, 2013.

[2]     David J. Corcoran ceased to be the Company’s Chief Financial Officer on November 30, 2012.

[3]     Melissa McElwee was appointed the Company’s Chief Financial Officer on November 30, 2012.

Compensation Discussion and Analysis

Compensation Philosophy

Our overall compensation philosophy is to provide a compensation package that enables us to attract, retain and motivate Named Executive Officers to achieve our short-term and long-term business goals. Consistent with this philosophy, the following goals provide a framework for our Named Executive Officers compensation program:

•

Pay competitively to attract, retain, and motivate Named Executive Officers;

•

Relate total compensation for each Named Executive Officer to overall company performance as well as individual performance;

•

Aggregate the elements of total compensation to reflect competitive market requirements and to address strategic business needs;

•

Expose a portion of each Named Executive Officer’s compensation to risk, the degree of which will positively correlate to the level of the Named Executive Officer’s responsibility and performance; and

•

Align the interests of our Named Executive Officers with those of our shareholders.

Oversight of Executive Compensation Program

The Compensation Committee is responsible for establishing a compensation policy and administering the compensation programs of our Executive Officers. The members of the Compensation Committee for the ensuing year are David Corcoran and Victor Yates (each an independent director under the rules of the American Stock Exchange) and Martin Lizt is an advisor to the Compensation Committee.

The amount of compensation paid by us to each of our directors and named officers and the terms of those persons’ employment is determined solely by the Compensation Committee. We believe that the compensation paid to its directors and officers is fair to the Company.

Executive Compensation Program Overview

The executive compensation package available to our Named Executive Officers is comprised of (i) base salary; and

(ii) equity based compensation.

Base Salary

The base salary currently paid to our Named Executive Officers is commensurate with the nature of our business and their individual experience, duties and scope of responsibilities. In the future, we intend to pay competitive base salaries required to recruit and retain executives of the quality that we must employ to ensure our success.

In making determinations of salary levels for the Named Executive Officers, the Compensation Committee is likely to consider the entire compensation package for Named Executive Officers, including the equity compensation provided under stock option plans. We intend for the salary levels to be consistent with competitive practices of comparable institutions and each executive’s level of responsibility. The Compensation Committee is likely to determine the level of any salary increase after reviewing the qualifications, experience, and performance of the particular executive officer and the nature of our business, the complexity of its activities, and the importance of the executive’s contribution to the success of the business.

The Compensation Committee may also take into consideration salaries paid to others in similar positions in the Company’s industry based on the experience of the Compensation Committee members and publicly available information. The discussion of the information and factors considered and given weight by the Compensation Committee is not intended to be exhaustive, but it is believed to include all material factors considered by the Compensation Committee. In reaching the determination to approve and recommend the base salaries the Compensation Committee did not assign any relative or specific weight to the factors which were considered, and individual directors may have given a different weight to each factor. The Compensation Committee will review and adjust the base salaries of our executive officers when deemed appropriate.

Equity Awards

Equity awards for our Named Executive Officers are and will be granted from our 2005 Stock Option Plan. The Company grants awards under the 2005 Stock Option Plan in order to align the interests of the Named Executive Officers with our shareholders, and to motivate and reward the Named Executive Officers to increase the shareholder value of the Company over the long term.

The use of stock options and other awards is intended to strengthen the alignment of interests of executive officers and other key employees with those of our shareholders.

Refer to the section entitled “Annual Approval of 2005 Stock Option Plan” for the terms of the Company’s current 2005 Stock Option Plan.

We believe that equity compensation is necessary to advance the interests of the Company and its shareholders by enhancing the ability of the Company to attract and retain the best available talent and to encourage the highest level of performance by senior officers, key employees, directors and consultants of the Company and of its subsidiaries through ownership of common shares in the Company.

Employment and Consulting Agreements

In order to retain Michael D. Huddy, our President and Chief Executive Officer, our Board of Directors determined it was in our best interests to enter into a management agreement dated February 13, 1993 with Dr. Huddy (the terms of the agreement have been revised although no new formal agreement has been signed).The current terms require that Dr. Huddy provide full-time service to the Company in his capacity as Chief Executive Officer and to be fully responsible for the Company’s activities in the USA.  The original agreement was for a term of four years but was to renew automatically every two years unless written notice of the intent to terminate was given by either party to the other.  Terms of compensation are to be given prior to any renewal period.

The agreement specifies employer termination provisions including: material breach of any provision of the contract; inability to perform the duties under the agreement; fraud or serious neglect or misconduct; personal bankruptcy.

The duties are complete as to those of a Chief Executive Officer (President) and include: Administration of the day to day affairs of the Employer Development of Financial, manufacturing, and marketing plans; Communication with Employer and Shareholders on a timely basis; and, Formulation and execution of a proposed budget approved by the Employer.  The agreement contains a Confidentiality Provision that precludes the sharing of confidential information to third parties not requiring the information to conduct business with Barrier.  The confidentiality provision extends beyond the time limit of the agreement until the information or knowledge becomes part of the public domain.

The Company has not entered into any other employment, consulting or management agreements with any other executive officer.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis above with management and based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Information Circular.

Submitted by the Compensation Committee Members

David J. Corcoran

Victor Yates

GRANTS OF PLAN-BASED AWARDS

DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

During the most recently completed financial year, no incentive stock options were granted to the Named Executive Officers and no stock appreciation rights (SARs) were granted during this period.  A stock appreciation right (“SAR”) is a right to receive a payment of cash or an issue or transfer of shares based wholly or in part on changes in the trading price of the Company’s shares.

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

During the fiscal year ended June 30, 2013, no stock options were exercised by the Company’s Named Executive Officers.  During this period, no outstanding SARs were held by the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FINANCIAL YEAR

The following table sets forth the outstanding equity awards of the Company’s Named Executive Officers as at the last completed fiscal year:

	Option-based Awards
Name	Number of securities underlying unexercised options (#)	Option exercise price ($)	Option expiration date	Value of Unexercised in-the money options ($)
Michael D. Huddy	787,500	$0.10	May 15, 2015	Nil
David J. Corcoran	787,500	$0.10	May 15, 2015	Nil
Victor A. Yates	787,500	$0.10	May 15, 2015	Nil
Melissa E. McElwee	300,000	$0.10	May 15, 2015	Nil

(1)

“Value of unexercised in-the-money options is calculated by determining the difference between the market value of the securities underlying the options at June 30, 2013and the exercise price of the options and is not necessarily indicative of the value (i.e. loss or gain) that will actually be realized by the directors.

(2)

“in-the-money options” means the excess of the market value of the Company’s shares on June 30, 2013 over the exercise price of the options.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out information as of the end of the fiscal year ended June 30, 2013 with respect to compensation plans under which equity securities of the Company are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuances under equity compensation plan [excluding securities reflected in column (a)] (c)
Equity compensation plans approved by security holders	3,252,500	$0.10	1,193,492
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total:	3,252,500	$0.10	1,193,492

TERMINATION OF EMPLOYMENT, CHANGE IN RESPONSIBILITIES AND EMPLOYMENT CONTRACTS

Pursuant to a management agreement dated February 13, 1993 made between the Company and Michael D. Huddy, if terminated other than for cause, as specified in the agreement, Dr. Huddy is to receive an annual salary of $120,000 for the unexpired term, so long as he is not otherwise gainfully employed.  If Dr. Huddy does engage in gainful employment after termination, he is to receive one-half of his annual salary for the remainder of the unexpired term.  The rate of compensation paid to Dr. Huddy is reviewed periodically by the Company and is reflective of corporate performance and corporate goals.

Other than noted above, there is no compensatory plan, contract or arrangement where a Named Executive Officer is entitled to receive more than $100,000 from the Company, including periodic payments or installments, in the event of the resignation, retirement or other termination of employment, a change of control of the Company or a change in the Named Executive Officer’s responsibilities following a change in control.

COMPENSATION OF DIRECTORS

Compensation for the Named Executive Officers has already been disclosed above.

As of November 30, 2006, the Company began compensating its Directors for their service as acting in the capacity of a Director.  During the fiscal year ended June 30, 2013 the Directors were paid an aggregate $3,000.

The following table sets out details of compensation paid to the Directors of the Company during the fiscal year ended June 30, 2013.  For Executive Officers who are also Directors, this table includes only Directors Fees.  Refer to the section entitled “Executive Compensation”, “Summary Compensation Table” above for compensation paid to the Executive Officers.

Director Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Michael D. Huddy	$750	Nil	Nil	Nil	Nil	Nil	$750
David J. Corcoran	$750	Nil	Nil	Nil	Nil	Nil	$750
Victor A. Yates	$750	Nil	Nil	Nil	Nil	Nil	$750
Craig Roberts	$750	Nil	Nil	Nil	Nil	Nil	$750

Other than as stated above, the Company has no standard arrangement pursuant to which directors are compensated by the Company for their services in their capacity as directors except for the granting from time to time of incentive stock options in accordance with the policies of the TSX Venture Exchange.

During the fiscal year ended June 30, 2013, no stock options were granted to Directors.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers, employees, and proposed nominees for election as directors or their associates is or has since the beginning of the last completed financial year, been indebted to the Company or any of its subsidiaries or indebted to another entity where such indebtedness is or was the subject of a guarantee, support agreement, letter of credit or other similar instrument or understanding provided by the Company or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed herein, since the commencement of the Company’s most recently completed financial year, no informed person of the Company, nominee for director or any associate or affiliate of an informed person or nominee, had any material interest, direct or indirect, in any transaction or any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.

An “informed person” means: (a) a director or executive officer of the Company; (b) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (c) any person or company who beneficially owns, directly or indirectly, voting securities of the company or who exercises control or direction over voting securities of the Company or a combination of both carrying more than 10% of the voting rights other than voting securities held by the person or company as underwriter in the course of a distribution; and (d) the Company itself, if and for so long as it has purchased, redeemed or otherwise acquired any of its shares.

MANAGEMENT CONTRACTS

The Company is not a party to a management contract with anyone other than directors or Named Executive Officers of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with management and others

There were no transactions in addition to disclosure contained elsewhere herein respecting transactions involving management during the last fiscal year, except that the Company pays C$4,167 per month to David J. Corcoran, through his privately owned company, Corcoran Enterprises Ltd., for administrative and financial consulting services performed for the Company.  David received this management compensation during the period he was serving as Chief Financial Officer.

Except as mentioned herein, no cash compensation was paid to any director of the Company for the directors’ services as a director during the financial year ended June 30, 2013, other than $3,000 that was paid to the directors for attending directors meetings.

STATEMENT OF CORPORATE GOVERNANCE PRACTICE

The British Columbia Securities Commission has issued guidelines on corporate governance disclosure for venture issuers as set out in Form 58-101F2 (the “Disclosure”).  The Disclosure addresses matters relating to constitution and independence of directors, the functions to be performed by the directors of a company and their committees and effectiveness and evaluation of proposed corporate governance guidelines and best practices specified by the Canadian securities regulators.  The Company’s approach to corporate governance in the context of the specific Disclosure issues outlined in Form 58-101F2 is set out in the attached Schedule “A”.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

BDO Canada LLP, Chartered Accountants, served as the Company's independent auditors for the fiscal year ending June 30, 2013 and has been appointed by the Board to continue as the Company's independent auditor for the Company's fiscal year ending June 30, 2014.BDO Canada and predecessor company Amisano Hanson have been the Company’s auditors since 1991.

Refer to the section entitled “Audit Committee” –“External Auditor Service Fees” for the fees for services provided by BDO Canada LLP, Chartered Accountants, to the Company in each of the two fiscal years ended June 30, 2012 and June 30, 2013.

Although the appointment of BDO Canada LLP, Chartered Accountants, is not required to be submitted to a vote of the shareholders, the Board believes it appropriate as a matter of policy to request that the shareholders ratify the appointment of the independent public accountant for the fiscal year ending June 30, 2014. In the event a majority of the votes cast at the meeting are not voted in favor of ratification, the adverse vote will be considered as a direction to the Board of Directors of the Company to select other auditors for the fiscal year ending June 30, 2015.

Management is also recommending that shareholders vote in favour of authorizing the Directors to fix the remuneration of the Company’s auditors, BDO Canada LLP, Chartered Accountants.

A representative from BDO will be present at the Annual General Meeting and be available to respond to questions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF BDO CANADA LLP, CHARTERED ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2014 AND THE AUTHORIZATION OF THE DIRECTORS TO FIX THE REMUNERATION OF THE AUDITORS.

PROPOSAL 4

ANNUAL APPROVAL OF 2005 STOCK OPTION PLAN

Stock Option Plan

In accordance with Policy 4.4 of the TSX Venture Exchange (the “Exchange”), “rolling plans” must receive shareholder approval yearly.  As such, the directors of the Company wish to seek approval of the Company’s 2005 “rolling” stock option plan (the “2005 Plan”), which was approved by the shareholders at the Company’s 2005 Annual General Meeting, reserving a maximum of 10% of the issued shares of the Company at the time of the stock option grant. The purpose of the 2005 Plan is to provide incentive to employees, directors, officers, management companies and consultants who provide services to the Company and reduce the cash compensation the Company would otherwise have to pay.

The 2005 Plan complies with the current policies of the Exchange for Tier 2 issuers. Under the 2005 Plan, a maximum of 10% of the issued and outstanding shares of the Company are proposed to be reserved at any time for issuance on the exercise of stock options.  As the number of shares reserved for issuance under the 2005 Plan increases with the issue of additional shares of the Company, the 2005 Plan is considered to be a “rolling” stock option plan.

Management is seeking annual shareholder approval for the 2005 Plan including the approval of the number of shares reserved for issuance under the 2005 Plan in accordance with and subject to the rules and policies of the Exchange.

Terms of the 2005 Stock Option Plan

A full copy of the 2005 Plan will be available at the Meeting for review by shareholders. Shareholders may also obtain copies of the 2005 Plan from the Company prior to the meeting on written request. The following is a summary of the material terms of the 2005 Plan:

Number of Shares Reserved. The number of common shares which may be issued pursuant to options granted under the 2005 Plan may not exceed 10% of the issued and outstanding shares of the Company from time to time at the date of granting of options (including all options granted by the Company under the 2005 Plan).

Maximum Term of Options.  The term of any options granted under the 2005 Plan is fixed by the Board of Directors and may not exceed five years from the date of grant, or 10 years if the Company is classified as a “Tier 1” issuer under the policies of the Exchange.  The options are non-assignable and non-transferable.

Exercise Price.  The exercise price of options granted under the 2005 Plan is determined by the Board of Directors, provided that it is not less than the Discounted Market Price, as that term is defined in the Exchange policy manual or such other minimum price as is permitted by the Exchange in accordance with the policies from time to time, or, if the shares are no longer listed on the Exchange, then such other exchange or quotation system on which the shares are listed or quoted for trading.

Reduction of Exercise Price.  The exercise price of stock options granted to insiders may not be decreased without disinterested shareholder approval at the time of the proposed amendment.

Termination.  Any options granted pursuant to the 2005 Plan will terminate generally within 90 days of the option holder ceasing to act as a director, officer, or employee of the Company or any of its affiliates, and within generally 30 days of the option holder ceasing to act as an employee engaged in investor relations activities, unless such cessation is on account of death.  If such cessation is on account of death, the options terminate on the first anniversary of such cessation.  If such cessation is on account of cause, or termination by regulatory sanction or by reason of judicial order, the options terminate immediately.  Options that have been cancelled or that have expired without having been exercised shall continue to be issuable under the 2005 Plan.  The 2005 Plan also provides for adjustments to outstanding options in the event of any consolidation, subdivision, conversion or exchange of Company’s shares.

Administration.  The 2005 Plan is administered by the Board of Directors of the Company or senior officer or employee to which such authority is delegated by the Board from time to time.

Board Discretion.  The 2005 Plan provides that, generally, the number of shares subject to each option, the exercise price, the expiry time, the extent to which such option is exercisable, including vesting schedules, and other terms and conditions relating to such options shall be determined by the Board of Directors of the Company or senior officer or employee to which such authority is delegated by the Board from time to time and in accordance with Exchange policies. The number of option grants, in any 12 month period, may not result in the issuance to any one optionee which exceed 5% of the outstanding common shares of the Company (unless the Company is a Tier 1 issuer and has obtained the requisite disinterested shareholder approval), or the issuance to a consultant or an employee engaged in investor relations activities which exceed 2% of the outstanding common shares of the Company.

Shareholder Approval

Shareholders will be asked at the Meeting to approve the following resolution:

“BE IT RESOLVED THAT the 2005 Stock Option Plan be and it is hereby ratified, that in connection therewith the reservation of a maximum of 10% of the issued and outstanding shares at the time of each grant be approved under the plan and that the Board of Directors be and they are hereby authorized, without further shareholder approval, to make such changes to the existing stock option plan as may be required or approved by regulatory authorities.”

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” AUTHORIZING AND APPROVING THE COMPANY’S 2005 STOCK OPTION PLAN.

PROPOSAL 5

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that the Company seek a non-binding advisory vote from its shareholders to approve the compensation of our Named Executive Officers as disclosed in this proxy statement.

The Company seeks to provide our executives with appropriate incentives to drive the success of our business. We strive to design programs that are performance-based and that encourage executives to further the overall business strategy of the company. We provide compensation that is competitive to retain high-quality executives to produce successful results for shareholders.

The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC. We believe that the Company’s Named Executive Officer compensation programs have been effective at appropriately aligning pay and performance and in enabling the Company to attract and retain very talented executives within our industry.

The vote on this resolution is advisory and therefore not binding on the Company, the Compensation and Risk Committee or the Board. Although the vote is non-binding, the Compensation and Risk Committee will review the voting results in connection with the on-going evaluation of the Company’s compensation programs.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION AWARDED BY THE COMPANY TO THE NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE DISCLOSURES IN THIS PROXY STATEMENT AS REQUIRED BY THE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

PROPOSAL 6

FREQUENCY OF ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also states that the shareholders of the Company may cast an advisory vote on how frequently they would like an advisory vote on the compensation of our Named Executive Officers to be held. This non-binding, advisory vote provides shareholders the opportunity to indicate whether they prefer an advisory vote on Named Executive Officers compensation once every one (1), two (2), or three years (3) (or to abstain from voting). We are required under the Dodd-Frank Act to solicit shareholder preferences regarding the frequency of future advisory votes on executive compensation at least once every six (6) years.

The Board believes that shareholders should consider our executive compensation, together with our corresponding long-term results, once every three (3) years, as that will promote stability and is consistent with the long-term approach the Board takes in overseeing the business and management of our Company and prevents long-term objectives from being undermined by short term issues in the marketplace.  In addition, a three-year cycle will allow the Board and the Compensation Committee sufficient time to thoughtfully evaluate and respond to shareholder input and effectively implement any changes to the Company’s executive compensation program.

Because the vote is advisory and not binding on the Board, it may decide that it is in the best interests of our Company and its shareholders to hold an advisory vote on executive compensation more or less frequently than the option approved by the shareholders.

If a quorum is present at the meeting, the frequency of vote option (one (1), two (2), or three years (3)) receiving the highest number of votes will be adopted. Each common share is entitled to one vote on this proposal. For the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”  THE PROPOSAL OF THREE YEARS. AS THE FREQUENCY OF FUTURE SHAREHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION.

OTHER MATTERS

The Company knows of no other matters that are likely to be brought before the Meeting. If, however, other matters not presently known or determined properly come before the Meeting, the persons named as proxies in the enclosed proxy card or their substitutes will vote such proxy in accordance with their discretion with respect to such matters.

PROPOSALS OF SHAREHOLDERS

Shareholder director nominees and proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2014 Annual General Meeting of Shareholders, including director nominees, must be received by the Secretary of the Company by June 15, 2014 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and Division 7 of Part 5 of the B.C. Business Corporations Act. After this date, any shareholder proposal will be considered untimely.

ADDITIONAL INFORMATION

Additional information relating to the Company is available on the SEDAR website at www.sedar.com and on EDGAR at www.sec.gov. Financial information is provided in the Company’s comparative annual financial statements and MD&A for its most recently completed financial year.  Shareholders may request additional copies by (i) mail to 510 4th Street North, Watkins, MN, 55389-0379; or (ii) telephone to: (800) 638-4570.

ANNUAL REPORT ON FORM 10-K

A COPY OF THE ANNUAL REPORT ON FORM 10-K FOR THE COMPANY’S YEAR ENDED JUNE 30, 2013 ACCOMPANIES THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, INTERNATIONAL BARRIER TECHNOLOGY INC. 510 4TH STREET NORTH, WATKINS, MN, 55389-0379, TELEPHONE: (800) 638-4570.

Dated at Vancouver, British Columbia, this 28th day of October, 2013.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Michael D. Huddy

Michael D. Huddy

President, Chief Executive Officer and Director

Schedule “A”

Statement of Corporate Governance Disclosure

International Barrier Technology Inc.

The Company’s corporate governance disclosure is specifically set out below.

1.

Board of Directors

Disclose how the board of directors (the “Board”) facilitates its exercise of independent supervision over management, including

(i)

the identity of directors that are independent, and

(ii)

the identity of directors who are not independent, and the basis for that determination.

The Board consists of three directors, of whom two are considered to be independent.  The unrelated directors do not have any direct or indirect material relationships with the Company (other than shareholdings) which could, in the view of the Company’s Board, reasonably interfere with the exercise of a directors independent judgment.  David Corcoran and Victor Yates are the independent directors. Michael Huddy is President and Chief Executive Officer of the Company.  David Corcoran, through a wholly owned private company, has a consulting agreement with the Company.   Although Mr. Corcoran has a material relationship with the Company, it is the view of the Company’s Board, that it does not reasonably interfere with the exercise of his independent judgment.

2.

Directorships

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.	No directors of the Company are directors of any other reporting issuer.

3.

Orientation and Continuing Education

Describe what steps, if any, the Board takes to orient new Board members, and describe any measures the Board takes to provide continuing education for directors.

Orientation and education of new members of the Board is conducted informally by management and members of the Board.  The orientation provides background information on the Company’s history, performance and strategic plans. The Company has not adopted formal policies respecting continuing education for Board members. The Company encourages directors to undertake continuing education the costs of which are borne by the Company.

4.

Ethical Business Conduct

Describe what steps, if any, the Board takes to encourage and promote a culture of ethical business conduct.

The Board has not adopted a formal code of business conduct and ethics. The Board is of the view that the fiduciary duties placed on individual directors by the Company’s governing legislation and common law together with corporate statutory restrictions on an individual director’s participation in Board decisions in which the director has an interest are sufficient to ensure that the Board operates independently of management and in the best interests of the Company.

5.

Nomination of Directors

Disclose what steps, if any, are taken to identify new candidates for Board nomination, including: (i) who identifies new candidates, and (ii) the process of identifying new candidates.

The Board considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual general meeting. The Board takes in to account the number of directors required to carry out the Board’s duties effectively and to maintain diversity of views and experience.

The Board has not established a nominating committee and this function is currently performed by the Board as a whole.

6.

Compensation

Disclose what steps, if any, are taken to determine compensation for the directors and CEO, including: (i) who determines compensation, and (ii) the process of determining compensation.

The Board has appointed a Compensation Committee comprised of David Corcoran, Victor Yates and an advisor who is a representative of a significant shareholder.  The Compensation Committee considers and makes recommendations to the Board respecting compensation for directors and senior officers.

7.

Other Board Committees

If the Board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.	The Board has no committees other than the Audit Committee and Compensation Committee.

8.

Assessments

Disclose what steps, if any, that the Board takes to satisfy itself that the Board, its committees, and its individual directors are performing effectively.

The Board annually, and at such other times as it deems appropriate, reviews the performance and effectiveness of the Board, the directors and its committees to determine whether changes in size, personnel or responsibilities are warranted. To assist in its review, the Board conducts informal surveys of its directors and receives reports from each committee respecting its own effectiveness. As part of the assessments, the Board or the individual committee may review their respective mandate or charter and conduct reviews of applicable corporate policies.

Schedule “B”

Charter of the Audit Committee of the Board of Directors

of International Barrier Technology Inc. (the “Company”)

Mandate

The primary function of the Audit Committee (“Committee”) is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing the following: (a) the financial reports and other financial information provided by the Company to regulatory authorities and shareholders; (b) the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting; and (c) financial reporting processes.  Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.  The Committee’s primary duties and responsibilities are to (i) serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements; (ii) review and appraise the performance of the Company’s external auditors; (iii) provide an open avenue of communication among the Company’s auditors, financial and senior management and the board of directors; and (iv) to ensure the highest standards of business conduct and ethics.

Composition

The Committee shall be comprised of three directors as determined by the board of directors, the majority of whom shall be free from any relationship that, in the opinion of the board of directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

At least one member of the Committee shall have accounting or related financial management expertise.  All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices.  For the purposes of the Company’s Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements.

The members of the Committee shall be elected by the board of directors at its first meeting following the annual shareholders’ meeting.  Unless a Chair is elected by the full board of directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet at least twice annually, or more frequently as circumstances dictate.  As part of its job to foster open communication, the Committee will meet at least annually with the Chief Executive Officer and/or the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

(a)

Review and update this Charter annually.

(b)

Review the Company’s financial statements, MD&A, any annual and interim earning statements and  press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion or review rendered by the external auditors.

External Auditors

(a)

Review annually the performance of the external auditors who shall be ultimately accountable to the board of directors and the Committee as representatives of the shareholders of the Company.

(b)

Obtain annually a formal written statement of external auditors setting forth all relationships between the external auditors and the Company.

(c)

Review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors.

(d)

Take or recommend that the full board of directors take appropriate action to oversee the independence of the external auditors.

(e)

Recommend to the board of directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval.

(f)

At each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company’s financial statements.

(g)

Review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company.

(h)

Review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements.

(i)

Review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors.  The pre-approval requirement is waived with respect to the provision of non-audit services if:

i.

the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of revenues paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided;

ii.

such services were not recognized by the Company at the time of the engagement to be non-audit services; and

iii.

such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee’s first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

Financial Reporting Processes

(a)

In consultation with the external auditors, review with management the integrity of the Company’s financial reporting process, both internal and external.

(b)

Consider the external auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

(c)

Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management.

(d)

Review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments.

(e)

Following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(f)

Review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements.

(g)

Review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented.

(h)

Review certification process for certificates required under MI 52-109.

(i)

Establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other

a)

Review any related party transactions.

b)

Review reports from persons regarding any questionable accounting, internal accounting controls or auditing matters (“Concerns”) relating to the Company such that:

i.

an individual may confidentially and anonymously submit their Concerns to the Chairman of the Committee in writing, by telephone, or by e-mail;

ii.

the Committee reviews as soon as possible all Concerns and addresses same as they deem necessary; and

iii.

the Committee retains all records relating to any Concern reported by an individual for a period the Committee judges to be appropriate.

All of the foregoing in a manner that the individual submitting such Concerns shall have no fear of adverse consequences.